Supplement to the Advisor Class Prospectus

CREDIT SUISSE GLOBAL SMALL CAP FUND

The following information supersedes certain information contained in the Fund's Prospectus.

Effective December 1, 2007, the following information replaces the information set forth on Page 9 of the Fund's prospectus:

INVESTOR EXPENSES

FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2006.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	NONE
Deferred sales charge (load)	NONE
Sales charge (load) on reinvested distributions	NONE
Redemption fees (as a percentage of net asset value on date of redemption or exchange)	2.00%*
Exchange fees	NONE
Annual fund operating expenses (deducted from fund assets)
Management fee	1.25%
Distribution and service (12b-1) fee	0.50%
Other expenses	0.66%
Total annual fund operating expenses**	2.41%

  *  Imposed on shares redeemed or exchanged within 30 days from date of purchase. See "Buying Shares."

  **  Estimated fees and expenses for the fiscal year ending October 31, 2008 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.

EXPENSES AFTER WAIVERS, REIMBURSEMENTS AND CREDITS
Management fee	0.64%
Distribution and service (12b-1) fee	0.50%
Other expenses	0.66%
Net annual fund operating expenses	1.80%

Dated: December 3, 2007	GSC-PRO-ADV-16-1207 2007-020